Supplement to the
Fidelity® International Enhanced Index Fund, Fidelity® Large Cap Core Enhanced Index Fund, Fidelity® Large Cap Growth Enhanced Index Fund, Fidelity® Large Cap Value Enhanced Index Fund, Fidelity® Mid Cap Enhanced Index Fund and Fidelity® Small Cap Enhanced Index Fund
April 29, 2016
Prospectus

At a special meeting of the funds, shareholders approved a proposal to amend and restate the existing management contract (amended contract) between each fund and FMR Co., Inc. (FMRC). Effective April 1, 2017, the amended contract replaces the existing arrangement with an all-inclusive fee arrangement pursuant to which FMRC is responsible for all fund-level and class- level expenses of each fund, with certain exceptions. In addition, shareholders also approved the termination of each fund’s existing expense contract between the fund and FMRC.

Effective December 12, 2016, the redemption fee for Fidelity® Mid Cap Enhanced Index Fund has been removed.

Effective December 12, 2016, the redemption fee for Fidelity® Small Cap Enhanced Index Fund has been removed.

Effective December 12, 2016, the following information replaces similar information for Fidelity® International Enhanced Index Fund in the "Shareholder Information" section under the heading "Selling Shares".

  Certain types of transactions in employer-sponsored and 403(b) retirement plans, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.

GEI-17-01 1.857348.121	March 10, 2017